Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of March 31, 2015

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2013 is derived from or agrees to audited financial information. The Company has reclassified the presentation of certain prior year information to conform to the current presentation. Such reclassifications had no effect on the Company’s net income, shareholders’ equity or cash flows. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The financial highlights below exclude amounts reflected in the ‘other’ segment (Watford Re):	Three Months Ended
	March 31,
(U.S. Dollars in thousands, except share data)	2015	2014	Change
Underwriting results:
Gross premiums written	$1,311,678	$1,295,136	1.3%
Net premiums written	942,417	1,032,796	(8.8)%
Net premiums earned	837,998	857,614	(2.3)%
Underwriting income	114,703	133,578	(14.1)%

Loss ratio	53.0%	50.7%	2.3
Acquisition expense ratio	17.0%	18.6%	(1.6)
Other operating expense ratio	17.5%	15.3%	2.2
Combined ratio	87.5%	84.6%	2.9

Net investment income	$70,288	$66,993	4.9%
Per diluted share	$0.55	$0.49	12.2%

Net income available to Arch common shareholders	$277,852	$177,016	57.0%
Per diluted share	$2.16	$1.30	66.2%

After-tax operating income available to Arch common shareholders (1)	$149,846	$164,404	(8.9)%
Per diluted share	$1.17	$1.20	(2.5)%

Comprehensive income available to Arch	$312,503	$231,255	35.1%

Cash flow from operations	$15,599	$197,395	(92.1)%

Diluted weighted average common shares and common share equivalents outstanding	128,451,054	136,562,717	(5.9)%

Financial measures:
Change in book value per common share during period	4.9%	4.3%	0.6

Annualized operating return on average common equity	10.2%	12.1%	(1.9)

Total return on investments (2)
Including effects of foreign exchange	1.11%	1.00%	11 bps
Excluding effects of foreign exchange	2.05%	1.02%	103 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Revenues
Net premiums written	$1,066,995	$895,481	$959,539	$971,928	$1,064,990
Change in unearned premiums	(156,731)	27,684	(55,888)	(64,776)	(205,210)
Net premiums earned	910,264	923,165	903,651	907,152	859,780
Net investment income	78,994	82,496	80,105	72,990	66,994
Net realized gains	83,348	10,561	18,515	54,144	19,697
Net impairment losses recognized in earnings	(5,799)	(3,837)	(8,593)	(14,749)	(2,971)
Other underwriting income	11,536	4,825	1,702	2,033	1,582
Equity in net income of investment funds accounted for using the equity method	5,889	2,424	4,966	9,240	3,253
Other income (loss)	(1,888)	(5,183)	(7,815)	4,850	(2,104)
Total revenues	1,082,344	1,014,451	992,531	1,035,660	946,231

Expenses
Losses and loss adjustment expenses	(493,716)	(495,819)	(501,673)	(485,518)	(436,240)
Acquisition expenses	(163,076)	(175,215)	(163,547)	(158,158)	(160,342)
Other operating expenses	(157,882)	(154,595)	(149,480)	(156,350)	(145,799)
Interest expense	(12,736)	(12,744)	(4,152)	(14,334)	(14,404)
Net foreign exchange gains (losses)	66,501	36,570	56,031	(2,294)	(6,563)
Total expenses	(760,909)	(801,803)	(762,821)	(816,654)	(763,348)

Income before income taxes	321,435	212,648	229,710	219,006	182,883
Income tax expense	(12,678)	(5,514)	(6,446)	(7,289)	(3,738)
Net income	308,757	207,134	223,264	211,717	179,145
Amounts attributable to noncontrolling interests	(25,421)	8,030	5,411	(3,701)	3,355
Net income attributable to Arch	283,336	215,164	228,675	208,016	182,500
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Net income available to Arch common shareholders	$277,852	$209,679	$223,191	$202,531	$177,016

Comprehensive income available to Arch	$312,503	$241,834	$96,978	$318,180	$231,255

Net income per common share
Basic	$2.24	$1.65	$1.69	$1.53	$1.34
Diluted	$2.16	$1.60	$1.64	$1.48	$1.30

Weighted average common shares and common share equivalents outstanding
Basic	124,209,276	126,857,041	131,945,962	132,650,634	131,857,910
Diluted	128,451,054	130,855,218	135,876,605	136,889,944	136,562,717

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income -- Underwriting Format

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Gross premiums written	$1,342,022	$1,113,812	$1,159,907	$1,271,761	$1,295,136
Premiums ceded	(275,027)	(218,331)	(200,368)	(299,833)	(230,146)
Net premiums written	1,066,995	895,481	959,539	971,928	1,064,990
Change in unearned premiums	(156,731)	27,684	(55,888)	$(64,776)	(205,210)
Net premiums earned	910,264	923,165	903,651	907,152	859,780
Other underwriting income	11,536	4,825	1,702	2,033	1,582
Losses and loss adjustment expenses	(493,716)	(495,819)	(501,673)	(485,518)	(436,240)
Acquisition expenses, net	(163,076)	(175,215)	(163,547)	(158,158)	(160,342)
Other operating expenses	(148,537)	(143,492)	(139,046)	(141,418)	(132,324)
Underwriting income	116,471	113,464	101,087	124,091	132,456
Net investment income	78,994	82,496	80,105	72,990	66,994
Net realized gains	83,348	10,561	18,515	54,144	19,697
Net impairment losses recognized in earnings	(5,799)	(3,837)	(8,593)	(14,749)	(2,971)
Equity in net income of investment funds accounted for using the equity method	5,889	2,424	4,966	9,240	3,253
Other income (loss)	(1,888)	(5,183)	(7,815)	4,850	(2,104)
Other expenses	(9,345)	(11,103)	(10,434)	(14,932)	(13,475)
Interest expense	(12,736)	(12,744)	(4,152)	(14,334)	(14,404)
Net foreign exchange gains (losses)	66,501	36,570	56,031	(2,294)	(6,563)
Income before income taxes	321,435	212,648	229,710	219,006	182,883
Income tax expense	(12,678)	(5,514)	(6,446)	(7,289)	(3,738)
Net income	308,757	207,134	223,264	211,717	179,145
Amounts attributable to noncontrolling interests	(25,421)	8,030	5,411	(3,701)	3,355
Net income available to Arch	283,336	215,164	228,675	208,016	182,500
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Net income available to Arch common shareholders	$277,852	$209,679	$223,191	$202,531	$177,016

Underwriting Ratios
Loss ratio	54.2%	53.7%	55.5%	53.5%	50.7%
Acquisition expense ratio	17.9%	19.0%	18.1%	17.4%	18.6%
Other operating expense ratio	16.3%	15.5%	15.4%	15.6%	15.4%
Combined ratio	88.4%	88.2%	89.0%	86.5%	84.7%

Net premiums written to gross premiums written	79.5%	80.4%	82.7%	76.4%	82.2%

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Assets
Investments:
Fixed maturities available for sale, at fair value	$10,568,135	$10,750,770	$10,733,382	$10,714,532	$9,775,730
Short-term investments available for sale, at fair value	855,032	797,226	748,659	977,058	1,484,280
Investment of funds received under securities lending, at fair value	110,064	44,301	104,252	82,603	96,264
Equity securities available for sale, at fair value	687,713	658,182	582,075	608,820	548,168
Other investments available for sale, at fair value	329,677	296,224	431,833	457,567	426,917
Investments accounted for using the fair value option	2,441,986	2,435,532	2,202,995	2,041,091	1,256,650
Investments accounted for using the equity method	412,367	349,014	307,252	281,464	255,488
Total investments	15,404,974	15,331,249	15,110,448	15,163,135	13,843,497
Cash	471,012	485,702	663,726	926,443	1,569,605
Accrued investment income	73,282	74,316	65,042	64,869	59,701
Investment in joint venture	90,724	90,426	97,313	103,934	102,803
Fixed maturities and short-term investments pledged under securities lending, at fair value	112,790	50,802	107,547	87,031	100,590
Premiums receivable	1,116,389	948,695	1,027,204	1,098,692	1,008,375
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,788,619	1,812,845	1,814,190	1,796,403	1,790,025
Contractholder receivables	1,339,433	1,309,192	1,286,799	1,234,392	1,118,991
Prepaid reinsurance premiums	421,908	377,078	404,661	430,214	349,077
Deferred acquisition costs, net	442,775	414,525	409,174	399,385	384,294
Receivable for securities sold	400,113	78,170	672,259	261,669	426,431
Goodwill and intangible assets	106,745	109,539	111,528	118,721	120,875
Other assets	933,921	927,004	840,794	888,627	926,094
Total assets	$22,702,685	$22,009,543	$22,610,685	$22,573,515	$21,800,358

Liabilities
Reserve for losses and loss adjustment expenses	$8,928,950	$9,036,448	$8,958,734	$9,018,989	$8,938,958
Unearned premiums	2,400,834	2,231,578	2,303,247	2,299,692	2,148,475
Reinsurance balances payable	200,444	219,312	244,379	263,347	201,794
Contractholder payables	1,339,433	1,309,192	1,286,799	1,234,392	1,118,991
Deposit accounting liabilities	284,828	327,384	349,850	397,337	409,080
Senior notes	800,000	800,000	800,000	800,000	800,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000
Securities lending payable	116,221	50,529	110,736	89,298	103,330
Payable for securities purchased	554,625	128,413	740,953	552,075	499,473
Other liabilities	679,450	688,041	633,502	577,320	575,394
Total liabilities	15,404,785	14,890,897	15,528,200	15,332,450	14,895,495

Redeemable noncontrolling interests	219,604	219,512	219,419	219,326	219,234

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	573	572	571	570	567
Additional paid-in capital	399,757	383,073	366,408	353,208	320,503
Retained earnings	7,132,423	6,854,571	6,644,892	6,421,701	6,219,170
Accumulated other comprehensive income, net of deferred income tax	158,023	128,856	102,186	233,883	123,719
Common shares held in treasury, at cost	(1,727,074)	(1,562,019)	(1,358,011)	(1,104,963)	(1,096,826)
Total shareholders’ equity available to Arch	6,288,702	6,130,053	6,081,046	6,229,399	5,892,133
Non-redeemable noncontrolling interests	789,594	769,081	782,020	792,340	793,496
Total shareholders’ equity	7,078,296	6,899,134	6,863,066	7,021,739	6,685,629
Total liabilities, noncontrolling interests and shareholders’ equity	$22,702,685	$22,009,543	$22,610,685	$22,573,515	$21,800,358

Common shares outstanding, net of treasury shares	124,760,841	127,367,934	130,700,619	135,030,886	134,084,138
Book value per common share (1)	$47.80	$45.58	$44.04	$43.73	$41.52

(1)    Excludes the effects of stock options and restricted stock units outstanding.

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	572	571	570	567	565
Common shares issued, net	1	1	1	3	2
Balance at end of period	573	572	571	570	567

Additional Paid-in Capital
Balance at beginning of period	383,073	366,408	353,208	320,503	299,517
Common shares issued, net	—	3,189	41	6,360	—
Exercise of stock options	3,368	3,771	3,658	3,179	8,054
Amortization of share-based compensation	13,238	9,671	9,491	21,452	14,175
Other	78	34	10	1,714	(1,243)
Balance at end of period	399,757	383,073	366,408	353,208	320,503

Retained Earnings
Balance at beginning of period	6,854,571	6,644,892	6,421,701	6,219,170	6,042,154
Net income	308,757	207,134	223,264	211,717	179,145
Amounts attributable to noncontrolling interests	(25,421)	8,030	5,411	(3,701)	3,355
Preferred share dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Balance at end of period	7,132,423	6,854,571	6,644,892	6,421,701	6,219,170

Accumulated Other Comprehensive Income
Balance at beginning of period	128,856	102,186	233,883	123,719	74,964
Unrealized appreciation in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	161,598	122,837	230,939	130,796	80,692
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	53,372	39,081	(108,102)	100,143	50,104
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(1,448)	(320)	—	—	—
Balance at end of period	213,522	161,598	122,837	230,939	130,796
Foreign currency translation adjustments:
Balance at beginning of period	(32,742)	(20,651)	2,944	(7,077)	(5,728)
Foreign currency translation adjustments	(22,757)	(12,091)	(23,595)	10,021	(1,349)
Balance at end of period	(55,499)	(32,742)	(20,651)	2,944	(7,077)
Balance at end of period	158,023	128,856	102,186	233,883	123,719

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,562,019)	(1,358,011)	(1,104,963)	(1,096,826)	(1,094,704)
Shares repurchased for treasury	(165,055)	(204,008)	(253,048)	(8,137)	(2,122)
Balance at end of period	(1,727,074)	(1,562,019)	(1,358,011)	(1,104,963)	(1,096,826)

Total shareholders’ equity available to Arch	6,288,702	6,130,053	6,081,046	6,229,399	5,892,133
Non-redeemable noncontrolling interests	789,594	769,081	782,020	792,340	793,496
Total shareholders’ equity	$7,078,296	$6,899,134	$6,863,066	$7,021,739	$6,685,629

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Operating Activities
Net income	$308,757	$207,134	$223,264	$211,717	$179,145
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(87,907)	(14,478)	(25,513)	(65,153)	(22,367)
Net impairment losses included in earnings	5,799	3,837	8,593	14,749	2,971
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(1,970)	9,556	3,919	(9,694)	9,559
Share-based compensation	13,238	9,671	9,491	21,452	14,175
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	54,327	61,956	33,781	50,148	10,326
Unearned premiums, net of prepaid reinsurance premiums	156,731	(27,684)	55,888	64,776	205,210
Premiums receivable	(192,247)	62,731	46,187	(83,337)	(242,616)
Deferred acquisition costs, net	(36,304)	(9,464)	(16,298)	(13,834)	(41,988)
Reinsurance balances payable	(16,022)	(22,922)	(16,182)	60,375	5,428
Other liabilities	(48,856)	(16,132)	74,756	(16,152)	59,285
Other items, net	(70,085)	(26,734)	(51,290)	19,847	19,041
Net Cash Provided By Operating Activities	85,461	237,471	346,596	254,894	198,169
Investing Activities
Purchases of fixed maturity investments	(7,030,731)	(6,714,417)	(7,719,114)	(7,180,677)	(7,131,071)
Purchases of equity securities	(125,863)	(154,239)	(191,891)	(85,460)	(89,227)
Purchases of other investments	(685,497)	(660,790)	(573,704)	(718,533)	(304,454)
Proceeds from sales of fixed maturity investments	6,857,459	6,538,323	7,080,015	6,190,573	7,014,281
Proceeds from sales of equity securities	125,906	106,328	206,347	49,073	49,614
Proceeds from sales, redemptions and maturities of other investments	605,263	612,099	412,194	287,531	331,176
Proceeds from redemptions and maturities of fixed maturities	272,657	126,266	204,689	263,556	168,484
Net sales (purchases) of short-term investments	66,283	(101,262)	248,084	274,042	156,262
Change in investment of securities lending collateral	(65,691)	60,207	(21,438)	14,032	4,669
Purchase of business, net of cash acquired	(2,432)	(1,528)	—	—	(235,578)
Purchases of furniture, equipment and other	(32,897)	(5,308)	(4,215)	(4,978)	(5,382)
Net Cash Used For Investing Activities	(15,543)	(194,321)	(359,033)	(910,841)	(41,226)
Financing Activities
Purchases of common shares under share repurchase program	(162,898)	(202,218)	(251,919)	—	—
Proceeds from common shares issued, net	(412)	3,579	727	(500)	3,021
Change in securities lending collateral	65,691	(60,207)	21,438	(14,032)	(4,669)
Third party investment in non-redeemable noncontrolling interests	—	—	—	—	796,903
Third party investment in redeemable noncontrolling interests	—	—	—	32,340	186,893
Dividends paid to redeemable noncontrolling interests	(4,816)	(4,816)	(4,816)	(4,816)	—
Other	29,779	58,414	1,853	3,006	1,700
Preferred dividends paid	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Net Cash Provided By (Used For) Financing Activities	(78,140)	(210,733)	(238,201)	10,513	978,364
Effects of exchange rate changes on foreign currency cash	(6,468)	(10,441)	(12,079)	2,272	241
Increase (decrease) in cash	(14,690)	(178,024)	(262,717)	(643,162)	1,135,548
Cash beginning of period	485,702	663,726	926,443	1,569,605	434,057
Cash end of period	$471,012	$485,702	$663,726	$926,443	$1,569,605
Income taxes paid, net	$3,569	$7,588	$5,056	$6,679	$1,600
Interest paid	$511	$24,318	$415	$21,292	$404

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for non-excess motor, including U.K. business primarily emanating from one significant client, and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment was formed in the 2014 first quarter and consists of the Company’s mortgage insurance and reinsurance business. On January 30, 2014, the Company completed the acquisition of CMG Mortgage Insurance Company (subsequently renamed Arch Mortgage Insurance Company), which prior to the acquisition had been approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac (each a government sponsored enterprise, or “GSE”) only for credit union customers. As part of the transaction, Arch Mortgage Insurance Company was approved as an eligible mortgage insurer by the GSEs. The completion of the transaction enabled the Company to enter the U.S. mortgage insurance marketplace and to serve banks and other lenders nationwide, including existing credit union customers. The mortgage segment also provides reinsurance on both a proportional and non-proportional basis on a global basis, direct mortgage insurance in Europe and various risk-sharing products to government agencies and mortgage lenders.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. The Company invested $100 million to acquire approximately 11% of Watford’s common equity and a warrant to purchase additional common equity. Watford has its own management and board of directors and is responsible for the overall profitability of the ‘other’ segment. The Company is required to consolidate the results of Watford in its financial statements. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2015
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$766,153	$485,112	$60,541	$1,311,678	$128,633	$1,342,022
Premiums ceded	(224,150)	(136,569)	(8,670)	(369,261)	(4,055)	(275,027)
Net premiums written	542,003	348,543	51,871	942,417	124,578	1,066,995
Change in unearned premiums	(34,089)	(68,826)	(1,504)	(104,419)	(52,312)	(156,731)
Net premiums earned	507,914	279,717	50,367	837,998	72,266	910,264
Other underwriting income	427	1,429	7,718	9,574	1,962	11,536
Losses and loss adjustment expenses	(317,896)	(112,532)	(13,809)	(444,237)	(49,479)	(493,716)
Acquisition expenses, net	(75,078)	(56,604)	(10,418)	(142,100)	(20,976)	(163,076)
Other operating expenses	(88,119)	(38,044)	(20,369)	(146,532)	(2,005)	(148,537)
Underwriting income	$27,248	$73,966	$13,489	114,703	1,768	116,471

Net investment income				70,288	8,706	78,994
Net realized gains				65,509	17,839	83,348
Net impairment losses recognized in earnings				(5,799)	—	(5,799)
Equity in net income of investment funds accounted for using the equity method				5,889	—	5,889
Other income (loss)				(1,888)	—	(1,888)
Other expenses				(9,345)	—	(9,345)
Interest expense				(12,736)	—	(12,736)
Net foreign exchange gains (losses)				66,853	(352)	66,501
Income before income taxes				293,474	27,961	321,435
Income tax expense				(12,678)	—	(12,678)
Net income				280,796	27,961	308,757
Dividends attributable to redeemable noncontrolling interests				—	(4,907)	(4,907)
Amounts attributable to nonredeemable noncontrolling interests				—	(20,514)	(20,514)
Net income available to Arch				280,795	2,541	283,336
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$275,311	$2,541	$277,852

Underwriting Ratios
Loss ratio	62.6%	40.2%	27.4%	53.0%	68.5%	54.2%
Acquisition expense ratio	14.8%	20.2%	20.7%	17.0%	29.0%	17.9%
Other operating expense ratio	17.3%	13.6%	40.4%	17.5%	2.8%	16.3%
Combined ratio	94.7%	74.0%	88.5%	87.5%	100.3%	88.4%

Net premiums written to gross premiums written	70.7%	71.8%	85.7%	71.8%	96.8%	79.5%

Total investable assets				$14,456,612	$1,267,588	$15,724,200
Total assets				21,080,148	1,622,537	22,702,685
Total liabilities				14,889,250	515,535	15,404,785

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$730,646	$517,053	$47,907	$1,295,136	$32,194	$1,295,136
Premiums ceded	(185,044)	(73,127)	(4,639)	(262,340)	—	(230,146)
Net premiums written	545,602	443,926	43,268	1,032,796	32,194	1,064,990
Change in unearned premiums	(68,101)	(102,578)	(4,503)	(175,182)	(30,028)	(205,210)
Net premiums earned	477,501	341,348	38,765	857,614	2,166	859,780
Other underwriting income	500	316	766	1,582	—	1,582
Losses and loss adjustment expenses	(286,770)	(139,636)	(8,478)	(434,884)	(1,356)	(436,240)
Acquisition expenses, net	(76,932)	(73,433)	(9,154)	(159,519)	(823)	(160,342)
Other operating expenses	(81,144)	(36,195)	(13,876)	(131,215)	(1,109)	(132,324)
Underwriting income (loss)	$33,155	$92,400	$8,023	133,578	(1,122)	132,456

Net investment income				66,993	1	66,994
Net realized gains				19,697	—	19,697
Net impairment losses recognized in earnings				(2,971)	—	(2,971)
Equity in net income of investment funds accounted for using the equity method				3,253	—	3,253
Other income (loss)				(2,104)	—	(2,104)
Other expenses				(10,799)	(2,676)	(13,475)
Interest expense				(14,404)	—	(14,404)
Net foreign exchange gains (losses)				(6,656)	93	(6,563)
Income before income taxes				186,587	(3,704)	182,883
Income tax expense				(3,738)	—	(3,738)
Net income				182,849	(3,704)	179,145
Dividends attributable to redeemable noncontrolling interests				—	(52)	(52)
Amounts attributable to nonredeemable noncontrolling interests				—	3,407	3,407
Net income available to Arch				182,849	(349)	182,500
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$177,365	$(349)	$177,016

Underwriting Ratios
Loss ratio	60.1%	40.9%	21.9%	50.7%	—	50.7%
Acquisition expense ratio	16.1%	21.5%	23.6%	18.6%	—	18.6%
Other operating expense ratio	17.0%	10.6%	35.8%	15.3%	—	15.4%
Combined ratio	93.2%	73.0%	81.3%	84.6%	—	84.7%

Net premiums written to gross premiums written	74.7%	85.9%	90.3%	79.7%	—	82.2%

Total investable assets				$14,261,106	$1,083,280	$15,344,386
Total assets				20,653,897	1,146,461	21,800,358
Total liabilities				14,860,124	35,371	14,895,495

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Gross premiums written	$766,153	$699,109	$726,683	$852,231	$730,646
Premiums ceded	(224,150)	(215,933)	(187,689)	(273,349)	(185,044)
Net premiums written	542,003	483,176	538,994	578,882	545,602
Change in unearned premiums	(34,089)	29,594	(19,607)	(71,170)	(68,101)
Net premiums earned	507,914	512,770	519,387	507,712	477,501
Other underwriting income	427	622	499	514	500
Losses and loss adjustment expenses	(317,896)	(324,338)	(338,319)	(311,526)	(286,770)
Acquisition expenses, net	(75,078)	(81,152)	(81,775)	(76,449)	(76,932)
Other operating expenses	(88,119)	(85,046)	(83,138)	(85,829)	(81,144)
Underwriting income	$27,248	$22,856	$16,654	$34,422	$33,155

Underwriting Ratios
Loss ratio	62.6%	63.3%	65.1%	61.4%	60.1%
Acquisition expense ratio	14.8%	15.8%	15.7%	15.1%	16.1%
Other operating expense ratio	17.3%	16.6%	16.0%	16.9%	17.0%
Combined ratio	94.7%	95.7%	96.8%	93.4%	93.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.6%	1.1%	0.4%	0.7%	0.5%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(1.0)%	(1.8)%	(1.6)%	(3.2)%	(2.2)%
Combined ratio excluding such items	95.1%	96.4%	98.0%	95.9%	94.9%

Net premiums written to gross premiums written	70.7%	69.1%	74.2%	67.9%	74.7%

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2015		2014		2014		2014		2014
Net premiums written
Programs	$118,197	21.8%	$102,391	21.2%	$129,227	24.0%	$126,722	21.9%	$122,240	22.4%
Professional lines (1)	111,178	20.5%	119,487	24.7%	119,798	22.2%	114,411	19.8%	122,908	22.5%
Construction and national accounts	96,503	17.8%	56,984	11.8%	55,342	10.3%	79,171	13.7%	95,497	17.5%
Property, energy, marine and aviation	58,667	10.8%	43,869	9.1%	53,485	9.9%	84,530	14.6%	62,756	11.5%
Excess and surplus casualty (2)	49,370	9.1%	59,238	12.3%	50,552	9.4%	58,789	10.2%	43,940	8.1%
Travel, accident and health	38,912	7.2%	26,001	5.4%	44,500	8.3%	34,393	5.9%	40,838	7.5%
Lenders products	22,816	4.2%	25,693	5.3%	27,799	5.2%	24,909	4.3%	22,006	4.0%
Other (3)	46,360	8.6%	49,513	10.2%	58,291	10.8%	55,957	9.7%	35,417	6.5%
Total	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%

Client location
United States	$445,858	82.3%	$389,125	80.5%	$448,932	83.3%	$464,730	80.3%	$423,394	77.6%
Europe	67,282	12.4%	55,959	11.6%	40,810	7.6%	57,918	10.0%	85,449	15.7%
Asia and Pacific	11,983	2.2%	15,834	3.3%	21,314	4.0%	23,833	4.1%	18,583	3.4%
Other	16,880	3.1%	22,258	4.6%	27,938	5.2%	32,401	5.6%	18,176	3.3%
Total	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%

Underwriting location
United States	$438,865	81.0%	$380,828	78.8%	$442,193	82.0%	$449,823	77.7%	$416,043	76.3%
Europe	92,418	17.1%	86,791	18.0%	82,820	15.4%	108,115	18.7%	116,704	21.4%
Other	10,720	2.0%	15,557	3.2%	13,981	2.6%	20,944	3.6%	12,855	2.4%
Total	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%

Net premiums earned
Programs	$115,964	22.8%	$119,081	23.2%	$118,087	22.7%	$114,043	22.5%	$109,181	22.9%
Professional lines (1)	107,872	21.2%	109,529	21.4%	118,204	22.8%	116,031	22.9%	112,744	23.6%
Construction and national accounts	72,230	14.2%	68,529	13.4%	68,229	13.1%	72,064	14.2%	68,989	14.4%
Property, energy, marine and aviation	55,081	10.8%	57,732	11.3%	59,432	11.4%	66,221	13.0%	61,589	12.9%
Excess and surplus casualty (2)	52,347	10.3%	50,601	9.9%	48,716	9.4%	43,600	8.6%	39,107	8.2%
Travel, accident and health	33,732	6.6%	33,990	6.6%	34,991	6.7%	30,645	6.0%	28,065	5.9%
Lenders products	22,859	4.5%	24,252	4.7%	23,591	4.5%	22,763	4.5%	23,832	5.0%
Other (3)	47,829	9.4%	49,056	9.6%	48,137	9.3%	42,345	8.3%	33,994	7.1%
Total	$507,914	100.0%	$512,770	100.0%	$519,387	100.0%	$507,712	100.0%	$477,501	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Gross premiums written	$485,112	$314,604	$345,747	$349,841	$517,053
Premiums ceded	(136,569)	(45,631)	(83,502)	(58,994)	(73,127)
Net premiums written	348,543	268,973	262,245	290,847	443,926
Change in unearned premiums	(68,826)	36,832	34,303	44,780	(102,578)
Net premiums earned	279,717	305,805	296,548	335,627	341,348
Other underwriting income	1,429	2,333	215	303	316
Losses and loss adjustment expenses	(112,532)	(118,705)	(123,784)	(150,325)	(139,636)
Acquisition expenses, net	(56,604)	(61,765)	(60,205)	(66,035)	(73,433)
Other operating expenses	(38,044)	(37,766)	(36,337)	(37,666)	(36,195)
Underwriting income	$73,966	$89,902	$76,437	$81,904	$92,400

Underwriting Ratios
Loss ratio	40.2%	38.8%	41.7%	44.8%	40.9%
Acquisition expense ratio	20.2%	20.2%	20.3%	19.7%	21.5%
Other operating expense ratio	13.6%	12.3%	12.3%	11.2%	10.6%
Combined ratio	74.0%	71.3%	74.3%	75.7%	73.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.5%	4.7%	4.1%	3.8%	0.9%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(20.5)%	(20.7)%	(20.4)%	(20.2)%	(20.5)%
Combined ratio excluding such items	94.0%	87.3%	90.6%	92.1%	92.6%

Net premiums written to gross premiums written	71.8%	85.5%	75.8%	83.1%	85.9%

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2015		2014		2014		2014		2014
Net premiums written
Casualty (1)	$117,858	33.8%	$59,412	22.1%	$64,048	24.4%	$67,823	23.3%	$126,713	28.5%
Other specialty (2)	101,148	29.0%	67,094	24.9%	84,702	32.3%	105,721	36.3%	147,609	33.3%
Property excluding property catastrophe (3)	89,924	25.8%	115,843	43.1%	77,186	29.4%	54,887	18.9%	95,127	21.4%
Marine and aviation	20,844	6.0%	16,886	6.3%	9,767	3.7%	6,880	2.4%	16,911	3.8%
Property catastrophe	15,443	4.4%	6,917	2.6%	24,056	9.2%	53,986	18.6%	52,512	11.8%
Other (4)	3,326	1.0%	2,821	1.0%	2,486	0.9%	1,550	0.5%	5,054	1.1%
Total	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%

Pro rata	$130,235	37.4%	$204,803	76.1%	$160,472	61.2%	$123,663	42.5%	$174,197	39.2%
Excess of loss	218,308	62.6%	64,170	23.9%	101,773	38.8%	167,184	57.5%	269,729	60.8%
Total	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%

Client location
United States	$140,687	40.4%	$107,392	39.9%	$123,966	47.3%	$134,649	46.3%	$223,248	50.3%
Europe	142,939	41.0%	61,967	23.0%	62,102	23.7%	74,817	25.7%	156,849	35.3%
Asia and Pacific	14,134	4.1%	70,122	26.1%	24,590	9.4%	27,024	9.3%	20,890	4.7%
Bermuda	24,249	7.0%	12,011	4.5%	25,537	9.7%	30,497	10.5%	9,575	2.2%
Other	26,534	7.6%	17,481	6.5%	26,050	9.9%	23,860	8.2%	33,364	7.5%
Total	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%

Underwriting location
Bermuda	$85,220	24.5%	$121,459	45.2%	$65,891	25.1%	$100,011	34.4%	$106,990	24.1%
United States	138,467	39.7%	90,655	33.7%	120,095	45.8%	99,636	34.3%	182,505	41.1%
Europe	121,983	35.0%	50,539	18.8%	64,341	24.5%	87,080	29.9%	141,863	32.0%
Other	2,873	0.8%	6,320	2.3%	11,918	4.5%	4,120	1.4%	12,568	2.8%
Total	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%

Net premiums earned
Casualty (1)	$73,381	26.2%	$79,119	25.9%	$79,477	26.8%	$90,176	26.9%	$78,746	23.1%
Other specialty (2)	83,798	30.0%	93,946	30.7%	97,337	32.8%	118,504	35.3%	114,938	33.7%
Property excluding property catastrophe (3)	79,764	28.5%	87,287	28.5%	71,663	24.2%	69,172	20.6%	75,374	22.1%
Marine and aviation	12,613	4.5%	13,854	4.5%	13,110	4.4%	15,259	4.5%	18,895	5.5%
Property catastrophe	27,270	9.7%	28,674	9.4%	32,423	10.9%	39,870	11.9%	49,794	14.6%
Other (4)	2,891	1.0%	2,925	1.0%	2,538	0.9%	2,646	0.8%	3,601	1.1%
Total	$279,717	100.0%	$305,805	100.0%	$296,548	100.0%	$335,627	100.0%	$341,348	100.0%

Pro rata	$153,515	54.9%	$163,590	53.5%	$156,830	52.9%	$178,344	53.1%	$187,437	54.9%
Excess of loss	126,202	45.1%	142,215	46.5%	139,718	47.1%	157,283	46.9%	153,911	45.1%
Total	$279,717	100.0%	$305,805	100.0%	$296,548	100.0%	$335,627	100.0%	$341,348	100.0%

(1)  Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.            (3) Includes facultative business.
(2)  Includes non-excess motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (4) Includes life, casualty clash and other.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Gross premiums written	$60,541	$57,584	$66,389	$55,476	$47,907
Premiums ceded	(8,670)	(4,897)	(7,904)	(5,079)	(4,639)
Net premiums written	51,871	52,687	58,485	50,397	43,268
Change in unearned premiums	(1,504)	(1,658)	(5,539)	436	(4,503)
Net premiums earned	50,367	51,029	52,946	50,833	38,765
Other underwriting income (1)	7,718	1,870	988	1,216	766
Losses and loss adjustment expenses	(13,809)	(15,736)	(15,987)	(15,473)	(8,478)
Acquisition expenses, net	(10,418)	(16,807)	(11,958)	(11,481)	(9,154)
Other operating expenses	(20,369)	(18,814)	(17,913)	(16,288)	(13,876)
Underwriting income	$13,489	$1,542	$8,076	$8,807	$8,023

Underwriting Ratios
Loss ratio	27.4%	30.8%	30.2%	30.4%	21.9%
Acquisition expense ratio	20.7%	32.9%	22.6%	22.6%	23.6%
Other operating expense ratio	40.4%	36.9%	33.8%	32.0%	35.8%
Combined ratio	88.5%	100.6%	86.6%	85.0%	81.3%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(5.6)%	1.7%	(1.4)%	0.1%	(3.0)%
Combined ratio excluding prior year development	94.1%	98.9%	88.0%	84.9%	84.3%

Net premiums written by client location
United States	$45,822	$47,027	$54,639	$46,111	$36,556
Other	6,049	5,660	3,846	4,286	6,712
Total	$51,871	$52,687	$58,485	$50,397	$43,268

Net premiums written by underwriting location
United States	$27,956	$25,255	$32,229	$24,594	$16,731
Other	23,915	27,432	26,256	25,803	26,537
Total	$51,871	$52,687	$58,485	$50,397	$43,268

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$22,984	40.9%	$22,402	47.1%	$22,055	46.3%	$21,168	44.9%
Mortgage reinsurance	20,262	36.1%	20,772	43.7%	21,097	44.3%	21,405	45.4%
Other (2)	12,944	23.0%	4,400	9.2%	4,464	9.4%	4,586	9.7%
Total	$56,190	100.0%	$47,574	100.0%	$47,616	100.0%	$47,159	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$5,733	54.3%	$5,600	55.3%	$5,506	54.4%	$5,273	52.7%
Mortgage reinsurance	4,209	39.9%	4,393	43.4%	4,483	44.3%	4,601	46.0%
Other (2)	619	5.9%	136	1.3%	136	1.3%	139	1.4%
Total	$10,561	100.0%	$10,129	100.0%	$10,125	100.0%	$10,013	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$3,009	52.5%	$2,917	52.1%	$2,864	52.0%	$2,687	51.0%
680-739	1,895	33.1%	1,846	33.0%	1,803	32.7%	1,724	32.7%
620-679	698	12.2%	700	12.5%	694	12.6%	709	13.4%
<620	131	2.3%	137	2.4%	145	2.6%	153	2.9%
Total	$5,733	100.0%	$5,600	100.0%	$5,506	100.0%	$5,273	100.0%
Weighted average FICO score	734		733		733		731

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,102	19.2%	$1,123	20.1%	$1,139	20.7%	$1,161	22.0%
90.01% to 95.00%	2,742	47.8%	2,652	47.4%	2,558	46.5%	2,389	45.3%
85.01% to 90.00%	1,590	27.7%	1,552	27.7%	1,544	28.0%	1,474	28.0%
85.00% and below	299	5.2%	273	4.9%	265	4.8%	249	4.7%
Total	$5,733	100.0%	$5,600	100.0%	$5,506	100.0%	$5,273	100.0%
Weighted average LTV	93.3%		93.4%		93.4%		93.4%

Total RIF by State:
Wisconsin	$536	9.3%	$538	9.6%	$532	9.7%	$517	9.8%
California	492	8.6%	480	8.6%	474	8.6%	454	8.6%
Texas	307	5.4%	302	5.4%	293	5.3%	283	5.4%
Florida	280	4.9%	273	4.9%	271	4.9%	264	5.0%
Minnesota	278	4.8%	274	4.9%	271	4.9%	258	4.9%
Washington	234	4.1%	232	4.1%	231	4.2%	228	4.3%
Massachusetts	213	3.7%	210	3.8%	209	3.8%	204	3.9%
Alaska	209	3.6%	209	3.7%	207	3.8%	202	3.8%
Virginia	206	3.6%	200	3.6%	196	3.6%	186	3.5%
New York	189	3.3%	188	3.4%	188	3.4%	184	3.5%
Others	2,789	48.6%	2,694	48.1%	2,634	47.8%	2,493	47.3%
Total	$5,733	100.0%	$5,600	100.0%	$5,506	100.0%	$5,273	100.0%

Weighted average coverage (end of period RIF divided by IIF)	24.9%		25.0%		25.0%		24.9%
Analysts’ persistency (4)	79.6%		80.9%		81.2%		80.5%
Risk-to-capital ratio (5)	9.3:1		9.5:1		9.3:1		8.9:1

(1)    The aggregate dollar amount of each insured mortgage loan’s original principal balance.
(2)    Includes risk-sharing products offered to government sponsored enterprises and mortgage lenders and international insurance business.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued.
(4)    Represents the percentage of IIF at the beginning of a 12-month period that remained in force at the end of the period.
(5)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio calculated for Arch Mortgage Insurance Company only (estimate for March 31, 2015).

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	March 31, 2015		December 31, 2014		September 30, 2014		March 31, 2014 (1)
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (2)	$1,808		$1,359		$1,982		$941

Total NIW by credit quality (FICO score):
>=740	$1,064	58.8%	$730	53.7%	$1,279	64.5%	$534	56.7%
680-739	602	33.3%	480	35.3%	629	31.7%	339	36.0%
620-679	142	7.9%	149	11.0%	74	3.7%	68	7.2%
Total	$1,808	100.0%	$1,359	100.0%	$1,982	100.0%	$941	100.0%

Total NIW by LTV:
95.01% and above	$86	4.8%	$79	5.8%	$81	4.1%	$70	7.4%
90.01% to 95.00%	682	37.7%	620	45.6%	904	45.6%	500	53.1%
85.01% to 90.00%	583	32.2%	389	28.6%	646	32.6%	265	28.2%
85.01% and below	457	25.3%	271	19.9%	351	17.7%	106	11.3%
Total	$1,808	100.0%	$1,359	100.0%	$1,982	100.0%	$941	100.0%

Total NIW purchase vs. refinance:
Purchase	$918	50.8%	$950	69.9%	$1,234	62.3%	$786	83.5%
Refinance	890	49.2%	409	30.1%	748	37.7%	155	16.5%
Total	$1,808	100.0%	$1,359	100.0%	$1,982	100.0%	$941	100.0%

Ending number of policies in force (PIF)	133,079		131,111		129,665		126,347

Rollforward of insured loans in default:
Beginning delinquent number of loans	3,474		3,625		3,641		3,858
Plus: new notices	1,190		1,402		1,553		1,377
Less: cures	(1,376)		(1,202)		(1,168)		(1,202)
Less: paid claims	(288)		(351)		(397)		(383)
Less: delinquent rescissions and denials	6		—		(4)		(9)
Ending delinquent number of loans	3,006		3,474		3,625		3,641

Ending percentage of loans in default	2.3%		2.6%		2.8%		2.9%

Losses:
Number of claims paid	288		351		397		383
Total paid claims (in thousands)	$12,180		$15,358		$17,093		$16,190
Average per claim (in thousands)	$42.3		$43.8		$43.1		$42.3
Severity (3)	97.1%		99.2%		93.7%		93.0%

Average reserve per default (in thousands)	$33.1		$27.5		$27.1		$28.1

(1)     Includes activity for January 2014 for comparability purposes (pre-acquisition date).
(2)    The original principal balance of all loans that received coverage during the period.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

19

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2015		2014		2014		2014		2014
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$10,568,135	73.1%	$10,750,770	73.6%	$10,733,382	73.6%	$10,714,532	72.9%	$9,775,730	68.5%
Fixed maturities, at fair value (3)	348,689	2.4%	377,053	2.6%	359,409	2.5%	372,746	2.5%	456,826	3.2%
Fixed maturities pledged under securities lending agreements, at fair value	112,790	0.8%	50,802	0.3%	107,547	0.7%	82,730	0.6%	100,590	0.7%
Total fixed maturities	11,029,614	76.3%	11,178,625	76.5%	11,200,338	76.8%	11,170,008	76.0%	10,333,146	72.5%
Short-term investments available for sale, at fair value	855,032	5.9%	797,226	5.5%	748,659	5.1%	977,058	6.7%	1,484,280	10.4%
Short-term investments pledged under securities lending agreements, at fair value	—	—%	—	—%	—	—%	4,301	—%	—	—%
Cash	402,314	2.8%	474,247	3.2%	486,351	3.3%	471,721	3.2%	486,325	3.4%
Equity securities available for sale, at fair value	687,713	4.8%	658,182	4.5%	582,075	4.0%	608,820	4.1%	548,168	3.8%
Equity securities, at fair value (1)	907	—%	—	—%	—	—%	—	—%	—	—%
Other investments available for sale, at fair value	329,677	2.3%	296,224	2.0%	431,833	3.0%	457,567	3.1%	426,917	3.0%
Other investments, at fair value (3)	901,124	6.2%	889,253	6.1%	838,054	5.7%	848,864	5.8%	799,824	5.6%
Investments accounted for using the equity method (4)	412,367	2.9%	349,014	2.4%	307,252	2.1%	281,464	1.9%	255,488	1.8%
Securities transactions entered into but not settled at the balance sheet date	(162,136)	(1.1)%	(32,802)	(0.2)%	(9,835)	(0.1)%	(130,922)	(0.9)%	(73,042)	(0.5)%
Total investable assets managed by the Company	$14,456,612	100.0%	$14,609,969	100.0%	$14,584,727	100.0%	$14,688,881	100.0%	$14,261,106	100.0%

Average effective duration (in years)	3.35		3.34		3.28		3.14		3.24
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.21%		2.18%		2.21%		2.17%		2.27%

(1)    This table excludes investable assets attributable to the ‘other’ segment. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Investable assets in ‘other’ segment:
Cash	$68,698	$11,455	$177,375	$454,722	$1,083,280
Investments accounted for using the fair value option	1,191,266	1,169,226	1,005,532	819,481	—
Securities transactions entered into but not settled at the balance sheet date	7,624	(17,441)	(58,859)	(159,484)	—
Total investable assets included in ‘other’ segment	$1,267,588	$1,163,240	$1,124,048	$1,114,719	$1,083,280

(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (excluding amounts included in the ‘other’ segment):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total
At March 31, 2015
Corporates	$3,296,021	$60,921	$(43,298)	$17,623	$3,278,398	100.5%	29.9%
Non-U.S. government-backed corporates	83,515	2,001	(3,684)	(1,683)	85,198	98.0%	0.8%
U.S. government and government agencies	1,517,834	16,821	(776)	16,045	1,501,789	101.1%	13.8%
Agency mortgage-backed securities	556,084	9,613	(909)	8,704	547,380	101.6%	5.0%
Non-agency mortgage-backed securities	283,537	11,383	(1,156)	10,227	273,310	103.7%	2.6%
Agency commercial mortgage-backed securities	125,264	539	(1,921)	(1,382)	126,646	98.9%	1.1%
Non-agency commercial mortgage-backed securities	981,068	22,544	(576)	21,968	959,100	102.3%	8.9%
Municipal bonds	1,626,580	33,377	(2,013)	31,364	1,595,216	102.0%	14.7%
Non-U.S. government securities	901,780	23,118	(52,685)	(29,567)	931,347	96.8%	8.2%
Asset-backed securities	1,657,931	14,080	(3,563)	10,517	1,647,414	100.6%	15.0%
Total	$11,029,614	$194,397	$(110,581)	$83,816	$10,945,798	100.8%	100.0%

At December 31, 2014
Corporates	$3,295,930	$36,682	$(37,175)	$(493)	$3,296,423	100.0%	29.5%
Non-U.S. government-backed corporates	83,209	1,246	(1,799)	(553)	83,762	99.3%	0.7%
U.S. government and government agencies	1,447,972	8,345	(1,760)	6,585	1,441,387	100.5%	13.0%
Agency mortgage-backed securities	664,151	7,481	(2,133)	5,348	658,803	100.8%	5.9%
Non-agency mortgage-backed securities	301,382	11,362	(1,709)	9,653	291,729	103.3%	2.7%
Agency commercial mortgage-backed securities	133,366	183	(2,971)	(2,788)	136,154	98.0%	1.2%
Non-agency commercial mortgage-backed securities	981,162	14,411	(851)	13,560	967,602	101.4%	8.8%
Municipal bonds	1,494,122	31,227	(1,044)	30,183	1,463,939	102.1%	13.4%
Non-U.S. government securities	1,099,390	21,311	(37,203)	(15,892)	1,115,282	98.6%	9.8%
Asset-backed securities	1,677,941	8,425	(6,089)	2,336	1,675,605	100.1%	15.0%
Total	$11,178,625	$140,673	$(92,734)	$47,939	$11,130,686	100.4%	100.0%

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2015		2014		2014		2014		2014
Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,199,182	19.9%	$2,245,489	20.1%	$2,328,587	20.8%	$2,339,891	20.9%	$2,070,766	20.0%
AAA	4,166,106	37.8%	4,299,060	38.5%	4,282,341	38.2%	4,250,726	38.1%	3,833,070	37.1%
AA	2,000,435	18.1%	1,917,392	17.2%	1,964,325	17.5%	2,072,825	18.6%	2,015,706	19.5%
A	1,603,861	14.5%	1,739,922	15.6%	1,623,894	14.5%	1,462,471	13.1%	1,373,213	13.3%
BBB	410,147	3.7%	339,395	3.0%	322,067	2.9%	330,207	3.0%	279,207	2.7%
BB	195,163	1.8%	157,232	1.4%	166,799	1.5%	169,865	1.5%	167,484	1.6%
B	176,590	1.6%	184,869	1.7%	203,395	1.8%	195,951	1.8%	193,581	1.9%
Lower than B	150,000	1.4%	154,823	1.4%	157,499	1.4%	177,309	1.6%	215,875	2.1%
Not rated	128,130	1.2%	140,443	1.3%	151,431	1.4%	170,763	1.5%	184,244	1.8%
Total fixed maturities, at fair value	$11,029,614	100.0%	$11,178,625	100.0%	$11,200,338	100.0%	$11,170,008	100.0%	$10,333,146	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$288,299	2.6%	$247,825	2.2%	$266,002	2.4%	$222,741	2.0%	$312,786	3.0%
Due after one year through five years	3,983,422	36.1%	4,288,440	38.4%	4,409,460	39.4%	4,640,884	41.5%	4,051,588	39.2%
Due after five years through ten years	2,771,736	25.1%	2,587,397	23.1%	2,310,260	20.6%	2,057,463	18.4%	1,963,512	19.0%
Due after 10 years	382,273	3.5%	296,961	2.7%	273,106	2.4%	263,696	2.4%	280,970	2.7%
	7,425,730	67.3%	7,420,623	66.4%	7,258,828	64.8%	7,184,784	64.3%	6,608,856	64.0%
Mortgage-backed securities	839,621	7.6%	965,533	8.6%	984,767	8.8%	1,155,192	10.3%	1,127,484	10.9%
Commercial mortgage-backed securities	1,106,332	10.0%	1,114,528	10.0%	1,232,092	11.0%	1,119,401	10.0%	1,023,055	9.9%
Asset-backed securities	1,657,931	15.0%	1,677,941	15.0%	1,724,651	15.4%	1,710,631	15.3%	1,573,751	15.2%
Total fixed maturities, at fair value	$11,029,614	100.0%	$11,178,625	100.0%	$11,200,338	100.0%	$11,170,008	100.0%	$10,333,146	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector, excluding government-backed securities and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2015		2014		2014		2014		2014
Sector:
Industrials	$1,840,470	55.8%	$1,727,553	52.4%	$1,557,042	47.9%	$1,619,675	52.4%	$1,497,915	54.6%
Financials	1,014,923	30.8%	1,149,620	34.9%	1,237,335	38.0%	1,071,628	34.7%	775,732	28.3%
Covered bonds	184,197	5.6%	209,611	6.4%	232,292	7.1%	235,787	7.6%	233,948	8.5%
Utilities	191,341	5.8%	146,442	4.4%	148,331	4.6%	128,012	4.1%	125,850	4.6%
All other (1)	65,090	2.0%	62,704	1.9%	77,381	2.4%	37,221	1.2%	111,472	4.1%
Total fixed maturities, at fair value	$3,296,021	100.0%	$3,295,930	100.0%	$3,252,381	100.0%	$3,092,323	100.0%	$2,744,917	100.0%

Credit quality distribution (2):
AAA	$476,205	14.4%	$423,819	12.9%	$446,836	13.7%	$421,711	13.6%	$435,552	15.9%
AA	840,763	25.5%	773,893	23.5%	852,197	26.2%	843,638	27.3%	597,925	21.8%
A	1,236,797	37.5%	1,399,218	42.5%	1,211,315	37.2%	1,059,987	34.3%	978,407	35.6%
BBB	320,014	9.7%	271,826	8.2%	262,418	8.1%	277,614	9.0%	226,918	8.3%
BB	150,996	4.6%	127,010	3.9%	126,557	3.9%	126,092	4.1%	129,154	4.7%
B	163,263	5.0%	173,582	5.3%	193,645	6.0%	180,907	5.9%	178,619	6.5%
Lower than B	13,606	0.4%	20,223	0.6%	21,248	0.7%	34,213	1.1%	40,376	1.5%
Not rated	94,377	2.9%	106,359	3.2%	138,165	4.2%	148,161	4.8%	157,966	5.8%
Total fixed maturities, at fair value	$3,296,021	100.0%	$3,295,930	100.0%	$3,252,381	100.0%	$3,092,323	100.0%	$2,744,917	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2015, excluding government-backed securities, covered bonds and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Apple Inc.	$101,848	3.1%	0.7%	AA+/Aa1
Exxon Mobil Corp.	86,321	2.6%	0.6%	AAA/Aaa
General Electric Co.	80,670	2.4%	0.6%	AA+/A1
Microsoft Corporation	73,963	2.2%	0.5%	AAA/Aaa
International Business Machines Corp.	70,340	2.1%	0.5%	AA-/Aa3
Daimler AG	57,298	1.7%	0.4%	A-/A3
Chevron Corp.	55,323	1.7%	0.4%	AA/Aa1
Toyota Motor Corporation	54,996	1.7%	0.4%	AA-/Aa3
Honda Motor Co Ltd.	50,281	1.5%	0.3%	A+/A1
Wells Fargo & Company	44,836	1.4%	0.3%	A+/A2
Total	$675,876	20.5%	4.7%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at March 31, 2015, excluding amounts guaranteed by U.S. government agencies and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (1)
Non-agency MBS:	2003-2008	$123,170	CC+	$132,942	107.9%	0.9%	Wtd. average loan age (months)	82	28
	2009	27,005	AAA	26,859	99.5%	0.2%	Wtd. average life (months) (2)	50	54
	2010	22,094	AA+	21,767	98.5%	0.2%	Wtd. average loan-to-value % (3)	64.9%	58.5%
	2013	50,485	AAA	51,389	101.8%	0.4%	Total delinquencies (4)	12.5%	0.6%
	2014	48,897	AA	48,918	100.0%	0.3%	Current credit support % (5)	8.2%	37.8%
	2015	1,659	NR	1,662	100.2%	—%
Total non-agency MBS		$273,310	BB+	$283,537	103.7%	2.0%

Non-agency CMBS:	2002-2008	$74,414	A+	$75,290	101.2%	0.5%
	2009	366	BBB-	368	100.5%	—%
	2010	42,380	AAA	44,246	104.4%	0.3%
	2011	62,346	AAA	62,939	101.0%	0.4%
	2012	67,577	AAA	69,551	102.9%	0.5%
	2013	214,565	AA+	222,261	103.6%	1.5%
	2014	379,244	AAA	387,521	102.2%	2.7%
	2015	118,208	AA+	118,892	100.6%	0.8%
Total non-agency CMBS		$959,100	AA+	$981,068	102.3%	6.8%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at March 31, 2015. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 26% to 106%, while the range of loan-to-values on CMBS is 8% to 201%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (CMO) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at March 31, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
	Cost	Quality	Support	Total	Cost	Assets
Sector:
Credit cards	$676,323	AAA	15%	$681,630	100.8%	4.7%
Autos	393,521	AAA	25%	396,785	100.8%	2.7%
Loans	256,985	AA	42%	257,070	100.0%	1.8%
Equipment	177,969	AA	8%	178,046	100.0%	1.2%
Other (1)	142,616	A+	10%	144,400	101.3%	1.0%
Total ABS (2)	$1,647,414	AA+		$1,657,931	100.6%	11.5%

(1)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(2)
The effective duration of the total ABS was 1.9 years at March 31, 2015. The Company’s investment portfolio included sub-prime securities with a par value of $21.6 million and estimated fair value of $12.7 million and an average credit quality of “CCC-/Caa3” from S&P/Moody’s at March 31, 2015. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains sub-prime securities with an estimated fair value of $5.7 million and an average credit quality of “CCC-/Ca” from S&P/Moody’s at March 31, 2015.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at March 31, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets
Composition:
Investment funds accounted for using the equity method	$4,238	1.2%	—%
Term loan investments (1)	363,856	98.8%	2.5%
Total	$368,094	100.0%	2.5%

Currency:
U.S.-denominated	$262,005	71.2%	1.8%
Euro-denominated	106,089	28.8%	0.7%
Total	$368,094	100.0%	2.5%

Sector:
Consumer cyclical	$83,156	22.6%	0.6%
Consumer non-cyclical	77,642	21.1%	0.5%
Industrials	65,261	17.7%	0.5%
Utilities	40,589	11.0%	0.3%
Media	36,680	10.0%	0.3%
Basic materials	40,977	11.1%	0.3%
All other	23,789	6.5%	0.2%
Total	$368,094	100.0%	2.5%

Weighted average rating factor (Moody's)	B1

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at March 31, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Loans (3)	and Other	Total
Country (1):
Netherlands	$77,445	$1,499	$60,030	$11,663	$140	$150,777
Germany	67,892	—	10,835	26,142	191	105,060
Supranational (4)	52,284	—	—	—	—	52,284
Belgium	42,525	—	—	—	—	42,525
Luxembourg	—	—	30,769	7,646	1,783	40,198
Spain	21,050	—	804	—	—	21,854
France	1,992	2,274	7,413	2,776	3,295	17,750
Ireland	—	—	3,186	1,637	4,901	9,724
Italy	—	—	558	464	—	1,022
Slovenia	840	—	—	—	—	840
Total	$264,028	$3,773	$113,595	$50,328	$10,310	$442,034

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at March 31, 2015.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Included in “term loan investments” in the Bank Loan Investments table.

(4)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

26

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

27

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
After-tax operating income available to Arch common shareholders	$149,846	$150,184	$142,055	$160,669	$164,404
Net realized gains, net of tax	61,934	26,847	27,476	50,267	18,273
Net impairment losses recognized in earnings, net of tax	(5,799)	(3,837)	(8,593)	(14,749)	(2,971)
Equity in net income of investment funds accounted for using the equity method, net of tax	5,532	2,252	4,765	9,054	3,164
Net foreign exchange gains (losses), net of tax	66,339	34,233	57,488	(2,710)	(5,854)
Net income available to Arch common shareholders	$277,852	$209,679	$223,191	$202,531	$177,016

Diluted per common share results:
After-tax operating income available to Arch common shareholders	$1.17	$1.15	$1.05	$1.17	$1.20
Net realized gains, net of tax	$0.48	$0.21	$0.20	$0.37	$0.14
Net impairment losses recognized in earnings, net of tax	$(0.05)	$(0.03)	$(0.06)	$(0.11)	$(0.02)
Equity in net income of investment funds accounted for using the equity method, net of tax	$0.04	$0.01	$0.03	$0.07	$0.02
Net foreign exchange gains (losses), net of tax	$0.52	$0.26	$0.42	$(0.02)	$(0.04)
Net income available to Arch common shareholders	$2.16	$1.60	$1.64	$1.48	$1.30

Weighted average common shares and common share equivalents outstanding — diluted	128,451,054	130,855,218	135,876,605	136,889,944	136,562,717

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
After-tax operating income available to Arch common shareholders	$149,846	$150,184	$142,055	$160,669	$164,404
Annualized after-tax operating income available to Arch common shareholders (a)	$599,384	$600,736	$568,220	$642,676	$657,616

Beginning common shareholders’ equity	$5,805,053	$5,756,046	$5,904,399	$5,567,133	$5,322,496
Ending common shareholders’ equity	5,963,702	5,805,053	5,756,046	5,904,399	5,567,133
Average common shareholders’ equity (b)	$5,884,378	$5,780,550	$5,830,223	$5,735,766	$5,444,815

Annualized operating return on average common equity (a)/(b)	10.2%	10.4%	9.7%	11.2%	12.1%

28

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of the components of after-tax operating income available to Arch common shareholders and the effective tax rate on pre-tax operating income available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Arch Operating Income Components (excludes ‘Other’ segment):
Income before income taxes	$293,474	$222,280	$236,400	$215,521	$186,587
Less:
Net realized gains	65,509	31,310	31,411	50,966	19,697
Net impairment losses recognized in earnings	(5,799)	(3,837)	(8,593)	(14,749)	(2,971)
Equity in net income of investment funds accounted for using the equity method	5,889	2,424	4,966	9,240	3,253
Net foreign exchange gains (losses)	66,853	34,467	57,611	(2,764)	(6,656)
Pre-tax operating income	161,022	157,916	151,005	172,828	173,264
Arch share of ‘Other’ segment operating income (loss) (1)	612	452	317	(536)	(442)
Pre-tax operating income available to Arch (b)	161,634	158,368	151,322	172,292	172,822
Income tax expense (a)	(6,304)	(2,699)	(3,783)	(6,138)	(2,934)
After-tax operating income available to Arch	155,330	155,669	147,539	166,154	169,888
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
After-tax operating income available to Arch common shareholders	$149,846	$150,184	$142,055	$160,669	$164,404
Effective tax rate on pre-tax operating income available to Arch (a)/(b)	3.9%	1.7%	2.5%	3.6%	1.7%

Balances in ‘Other’ segment:
Underwriting income (loss)	$1,768	$(836)	$(80)	$(1,042)	$(1,122)
Net investment income	8,706	9,850	7,866	532	1
Other expenses	—	—	—	347	(2,676)
Preferred dividends	(4,907)	(4,910)	(4,909)	(4,857)	(52)
Pre-tax operating income available to common shareholders	5,567	4,104	2,877	(5,020)	(3,849)
Arch ownership	11%	11%	11%	11%	—
Arch share of ‘Other’ segment operating income (loss) (1)	$612	$452	$317	$(536)	$(442)

(1)     Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

29

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Debt:
Senior notes, due May 1, 2034 (7.35%) (1)	$300,000	$300,000	$300,000	$300,000	$300,000
Senior notes, due November 1, 2043 (5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Revolving credit agreement borrowings, due June 30, 2019 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$900,000	$900,000	$900,000	$900,000	$900,000

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,963,702	5,805,053	5,756,046	5,904,399	5,567,133
Total shareholders’ equity available to Arch	$6,288,702	$6,130,053	$6,081,046	$6,229,399	$5,892,133

Total capital available to Arch	$7,188,702	$7,030,053	$6,981,046	$7,129,399	$6,792,133

Common shares outstanding, net of treasury shares (b)	124,760,841	127,367,934	130,700,619	135,030,886	134,084,138

Book value per common share (3) (a)/(b)	$47.80	$45.58	$44.04	$43.73	$41.52

Leverage ratios:
Senior notes/total capital	11.1%	11.4%	11.5%	11.2%	11.8%
Revolving credit agreement borrowings/total capital	1.4%	1.4%	1.4%	1.4%	1.5%
Debt/total capital	12.5%	12.8%	12.9%	12.6%	13.3%
Preferred/total capital	4.5%	4.6%	4.7%	4.6%	4.8%
Debt and preferred/total capital	17.0%	17.4%	17.5%	17.2%	18.0%

(1)	Issued by Arch Capital Group Ltd. (“ACGL”).

(2)	Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended								Cumulative
	March 31,		December 31,		September 30,		June 30,	March 31,	March 31,
	2015		2014		2014		2014	2014	2015
Effect of share repurchases:
Aggregate cost of shares repurchased	$162,898		$202,218		$251,919		$—	$—	$3,404,920
Shares repurchased	2,731,248		3,593,114		4,593,726		—	—	120,865,330
Average price per share repurchased	$59.64		$56.28		$54.84		$—	$—	$28.17

Average book value per common share (1)	$46.69		$44.81		$43.89		$42.63	$40.67
Average repurchase price-to-book multiple	1.28	x	1.26	x	1.25	x	—	—

Remaining share repurchase authorization (2)	$724,242

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2016. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

30